UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 17, 2007 (August 15, 2007)

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	000-02324 (Commission File Number)	11-1974412 (I.R.S. Employer Identification No.)
35 South Service Road Plainview, New York (Address of Principal Executive Offices)		11803 (Zip Code)
Registrant’s telephone number including area code: (516) 694-6700
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2007, Aeroflex Incorporated (the “Company”) completed the previously announced acquisition of the Company by affiliates of or funds managed by The Veritas Capital Fund III, L.P., Golden Gate Private Equity, Inc. and Goldman, Sachs & Co.  Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 25, 2007, by and among AX Holding Corp. (“Parent”), AX Acquisition Corp. (“Merger Sub”) and the Company, Merger Sub merged with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger.

On August 15, 2007, the Company notified The NASDAQ Stock Market that the Merger was consummated, pursuant to which holders of the Company’s common stock became entitled to receive $14.50 in cash, without interest and less any applicable withholding tax, for each share of the Company’s common stock.  The Company requested that its common stock be delisted from The Nasdaq National Market, effective as of the close of trading on August 15, 2007.  The Company intends to take the steps necessary to delist the Company’s common stock from The Nasdaq National Market, and to terminate the registration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, as soon as possible.

Item 3.03. Material Modifications to Rights of Security Holders.

On August 15, 2007, pursuant to the terms of the Merger Agreement, all shares of Company common stock were converted into the right to receive $14.50 in cash per share, without interest and less any applicable withholding tax.  Also on August 15, 2007, the stockholder rights under the Company’s Rights Agreement, dated August 13, 1998 as amended, were terminated.

Item 5.01. Changes in Control of Registrant.

On August 15, 2007, pursuant to the terms of the Merger Agreement, Parent consummated the acquisition of the Company through the Merger, with the Company being the surviving corporation.  As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

The aggregate purchase price for all of the shares of common stock of the Company was approximately $1.1 billion.  The aggregate purchase price was funded by equity financing from affiliates of or funds managed by The Veritas Capital Fund III, L.P., Golden Gate Private Equity, Inc. and Goldman, Sachs & Co. as well as debt financing from Goldman Sachs Credit Partners L.P.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Addenda to Letter Agreements Entered into with Harvey R. Blau and Leonard Borow

As referenced in the Forms 8-K filed by the Company on March 5, 2007 and May 29, 2007, the Company entered into letter agreements with Harvey R. Blau, the Company’s Chief Executive Officer, and Leonard Borow, the Company’s President, which, among other things, provided that fees and expenses paid or accrued in connection with the transactions contemplated by the Merger Agreement and the pending stockholder litigation will not be considered and will not reduce the Company’s consolidated pre-tax earnings in computing Mr. Blau’s and Mr. Borow’s 2007 bonus.  On August 15, 2007, the Company entered into addenda to these letter agreements with each of Mr. Blau and Mr. Borow under which it was agreed that to the extent the Company’s consolidated pre-tax earnings for the fiscal year ended June 30, 2007 (“FY 2007”) are reduced by an accrual for the bonuses to be paid to employees located in the Plainview office in respect of FY 2007, such accruals shall not be considered and shall not reduce the Company’s consolidated pre-tax earnings in computing Mr. Blau’s and Mr. Borow’s 2007 Bonus.

The foregoing description of the addenda to letter agreements entered into with Mr. Blau and Mr. Borow does not purport to be complete and is qualified in its entirety by reference to the Addenda to Letter Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Director and Executive Officer Resignations

On August 15, 2007, upon consummation of the Merger, each of Harvey R. Blau, Paul Abecassis, John F. Benedik, Milton Brenner, Ernest E. Courchene, Jr., Michael A. Nelson, Joseph E. Pompeo and Barton D. Strong resigned from their positions as members of the Board of Directors of the Company.

On August 15, 2007, upon consummation of the Merger, Leonard Borow replaced Harvey R. Blau as Chief Executive Officer of the Company.  Mr. Borow, age 59, has been employed by the Company in various executive positions since November 1989 and has been President since August 2005, Chief Operating Officer since October 1991 and a director since November 1992.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2007, pursuant to the terms of the Merger Agreement, the Company amended and restated its Certificate of Incorporation and Bylaws consistent with the Company’s status going forward as a privately owned Company.  A copy of the Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On August 15, 2007, the Company issued a press release in connection with the consummation of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of August 15, 2007.
3.2	Amended and Restated Bylaws of the Company, effective as of August 15, 2007.
10.1	Addendum to Letter Agreement between Harvey R. Blau and the Company dated as of August 15, 2007.
10.2	Addendum to Letter Agreement between Leonard Borow and the Company dated as of August 15, 2007.
99.1	Press Release, dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
Name: John Adamovich, Jr.
Title: Senior Vice President and Chief Financial Officer

Dated:                      August 17, 2007

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of August 15, 2007.
3.2	Amended and Restated Bylaws of the Company, effective as of August 15, 2007.
10.1	Addendum to Letter Agreement between Harvey R. Blau and the Company dated as of August 15, 2007.
10.2	Addendum to Letter Agreement between Leonard Borow and the Company dated as of August 15, 2007.
99.1	Press Release, dated August 15, 2007.